Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “First Amendment”) is made and entered into as of the 27th day of May, 2010, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries (other than Excluded Subsidiaries and the Non-Borrower Subsidiaries) listed on Schedule 1 (as amended from time to time) to the Credit Agreement defined below (together with the Parent, collectively the “Borrowers”), each lender from time to time a party to the Credit Agreement (collectively, the “Lenders” and, individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are party to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 9, 2009, (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrowers have requested that each of the Administrative Agent and the Lenders agree, and each of the Administrative Agent and the Required Lenders have agreed, on the terms and subject to the conditions set forth herein, to make certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.  This First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.             Amendments to Section 1.01 (Defined Terms) of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by:

(a)           amending the definition of “Consolidated Total Funded Debt” by deleting the reference therein to “face amount of” and replacing it with the following: “principal obligations of the Borrowers under.”

(b)           amending the definition of “De Minimis Subsidiaries” by inserting the words “(other than an Excluded Subsidiary)” immediately following the reference therein to “any Subsidiary of the Parent”.

(c)           amending the definition of “Excluded Subsidiaries” by inserting the words “(other than a De Minimis Subsidiary)” immediately following the reference therein to “any Subsidiary”.

(d)           amending the definition of “Senior Subordinated Debt” to read in its entirety as set forth below:

““Senior Subordinated Debt” means (i) the existing senior subordinated Indebtedness of the Borrowers evidenced by the 2003 Senior Subordinated Notes in the original aggregate principal amount of $195,000,000 and (ii) any other senior subordinated Indebtedness permitted under Section 7.03(k).”

(e)           amending the definition of “Senior Subordinated Debt Documents” to read in its entirety as set forth below:

““Senior Subordinated Debt Documents” means, collectively, (i) the 2003 Senior Subordinated Notes Documents and (ii) all documents, instruments, agreements and indentures entered into or executed in connection with any other Senior Subordinated Debt incurred by any Borrower from time to time.”

(f)            amending the definition of “Senior Subordinated Notes” to read in its entirety as set forth below:

““Senior Subordinated Notes” means, collectively, (i) the 2003 Senior Subordinated Notes and (ii) all promissory notes or other instruments issued in connection with any other Senior Subordinated Debt incurred by any Borrower from time to time.”

(g)           amending the definition of “Senior Subordinated Notes Indenture” to read in its entirety as set forth below:

““Senior Subordinated Notes Indenture” means, collectively, (i) the 2003 Senior Subordinated Notes Indenture and (ii) all indentures or other debt instruments entered into in connection with any other Senior Subordinated Debt incurred by the Borrowers from time to time.”

(h)           amending the definition of “Term B Loan” to read in its entirety as set forth below:

““Term B Loan” means, collectively, (i) the term loan advanced on the Closing Date pursuant to Section 2.01(a) in the original principal amount of $130,000,000, as such amount may be reduced or increased pursuant to the terms hereof and (ii) any additional term loan advanced pursuant to Section 2.14.”

(i)            inserting in the appropriate alphabetical order the following new definitions:

““2003 Senior Subordinated Notes” means the 9.75% Senior Subordinated Notes due 2013 issued by the Parent pursuant to the 2003 Senior Subordinated Notes Indenture.”

““2003 Senior Subordinated Notes Documents” means the 2003 Senior Subordinated Notes Indenture, the 2003 Senior Subordinated Notes and all other documents, instruments and agreements entered into or executed in connection therewith.”

““2003 Senior Subordinated Notes Indenture” means the Indenture, dated as of January 24, 2003, among the Parent, certain of its Subsidiaries as guarantors and U.S. Bank National Association as trustee, with respect to the 2003 Senior Subordinated Notes.”

““Excess Interim Sub Debt” has the meaning set forth in Section 7.03(k) hereof.”

““Excluded Asset Disposition” means (i) the sale of inventory by any Borrower or Non-Borrower Subsidiary (with such inventory to include solid waste, recyclables and other by-products of the wastestream collected by the Borrowers and the Non-Borrower Subsidiaries), (ii) the licensing of intellectual property or (iii) the disposition or replacement of equipment of the Borrowers or the Non-Borrower Subsidiaries that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Borrowers and the Non-Borrower Subsidiaries, in each case in the ordinary course of business consistent with past practices.”

““Sub Debt Repayment” means any payment on Senior Subordinated Debt, whether in the form of a payment when due, prepayment, redemption, repurchase (including open market repurchases, whether or not in connection with a tender offer), retirement, other acquisition or legal defeasance (such defeasance, in whole) thereof.  Derivatives of such term have corresponding meanings.”

3.             Amendment to Section 2.05(b)(ii) (Dispositions) of the Credit Agreement.  Section 2.05(b)(ii) of the Credit Agreement is hereby amended by adding the parenthetical “(other than in connection with an Excluded Asset Disposition)” directly following the reference therein to: “If any Borrower or Non-Borrower Subsidiary Disposes of any assets.”

4.             Amendment to Section 2.05(b)(iii) (Equity Interests) of the Credit Agreement.  Section 2.05(b)(iii) of the Credit Agreement is hereby amended by adding the following new language at the end thereof:

“, except that, notwithstanding the foregoing, the Borrowers may elect to apply, on one or more occasions after the date hereof, up to $150,000,000, in the aggregate, of the Net Cash Proceeds realized from one or more sales or issuances of its Equity Interests to one or more Sub Debt Repayments (to the extent permitted under Sections 7.16(d)(ii) and 7.14) and/or payment with respect to the Second Lien Notes, so long as, in each case, such Sub Debt Repayment or payment with respect to the Second Lien Notes is made within six (6) months of the date of the applicable sale or issuance of Equity Interests (as certified by the Borrowers in writing to the Administrative Agent), it being understood that Net Cash Proceeds realized from any sale or issuance by the Borrowers of its Equity Interests (x) in excess of the $150,000,000 basket described above, (y) not intended to be applied to a Sub Debt Prepayment, or (z) intended to be applied to one or more Sub Debt Repayments but not so applied within the required six (6) month period shall be subject to the 50% prepayment requirement as set forth in this Section 2.05(b)(iii).”

5.             Amendment to Section 2.07(c) (Repayment of Loans; Term B Loans) of the Credit Agreement.  Section 2.07(c) of the Credit Agreement is amended by deleting the reference therein to “Senior Subordinated Notes” and replacing it with the following: “2003 Senior Subordinated Notes.”

6.             Amendments to Section 2.14 (Increase in Aggregate Commitments; Term B Loans) of the Credit Agreement.  Section 2.14 of the Credit Agreement is hereby amended by:

(a)           amending clause (a) to read in its entirety as set forth below:

“(a)         Request for Increase in the Committed Loans; Term B Loan.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders as set forth in this Section), and subject to the terms of this Section, the Borrowers may from time to time, (i) request an increase in the Aggregate Commitments in respect of Committed Loans (which such increase in the Aggregate Commitments and the proceeds of any Committed Loans to be advanced thereunder may be used, in whole or in part, to prepay the then outstanding Term B Loan pursuant to Section 2.05(a)(i)), (ii) request an increase to the Term B Loan (which such increase to the Term B Loan may, at the election or the Borrower, be in the form of an increase to the existing Term B Loan or a new Term B Loan) and/or (iii) request a replacement Term B Loan (whether or not the principal amount of the Term B Loan is increasing) the proceeds of which shall be used to prepay the Term B Loan then outstanding in full in accordance with Section 2.05(a)(i); provided that the aggregate amounts so requested under clauses (i) and (ii) above after the date hereof shall not exceed $42,500,000; and provided, further, that, after giving effect to any such increase and/or the aggregate amounts so requested under clauses (i), (ii) and (iii) above (including any replacement contemplated under clause (iii) above), the Total Facility Amount shall not exceed $350,000,000 (minus any and all previously effected reductions of the Aggregate Commitments or previously effected prepayments of the Term B Loan (other than prepayments made in connection with a replacement Term B Loan pursuant to clause (iii) above)).  With respect to any increase in the Term B Loan pursuant to clause (ii) above or any replacement Term B Loan pursuant to clause (iii) above, such increase or replacement shall be subject to prevailing market terms (including prevailing market rates) for Borrowers with similar credit profiles and ratings, and otherwise acceptable to the Borrowers, the Administrative Agent and any new and increasing Term B Lenders, as set forth in any applicable Conforming Amendment (which such terms shall, if applicable, also apply to the outstanding Term B Loan, subject, if applicable, to the provisions of Section 10.01 regarding the consent of each Lender directly affected thereby to any change described in Sections 10.01(b), (c) or (d)).”

(b)           amending clause (c) contained therein by inserting the following sentence at the end thereof:

“Subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), and notwithstanding clause (b) above and the second sentence of this clause (c), in connection with a replacement Term B Loan described in subclause (a)(iii) above, the Borrowers may invite one or more commercial banks or other financial institutions or other Persons to become party to this Agreement as a Term B Lender by entering into an Instrument of Accession or similar agreement (which agreement shall for all purposes of this Agreement be deemed to be an Instrument of Accession) with the Borrowers and the Administrative Agent and assuming thereunder the rights and obligations of a Term B Lender with respect to the obligation to fund a portion of such replacement Term B Loan and such replacement Term B Loan shall be funded by the amount of such Lender’s interest in accordance with the provisions of this Section.”

(c)           amending clause (d) contained therein by: (i) inserting the language “or the funding of a replacement Term B Loan” immediately following the reference therein to “or an increase to the Term B Loan,” and (ii) deleting each reference to “such increase” contained therein and replacing it with a reference to “such increase or replacement;”

(d)           amending clause (e) by: (i) inserting the language “or the funding of a replacement Term B Loan” immediately following the reference therein to “Term B Loan,” and (ii) inserting the following sentence at the end thereof:

“For the avoidance of doubt, in connection with the funding of an additional or replacement Term B Loan in accordance with the terms of this Section 2.14, the related Conforming Amendment may include, without limitation, provisions for the Lenders funding such additional facilities (i) to share ratably in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) to participate in any required vote or action required to be approved by the requisite Lenders hereunder.”

(e)           amending clause (f) by deleting each reference to “such increase” contained therein and replacing it with “such increase or replacement.”

7.             Amendments to Section 2.16 (Designation of Senior Debt) of the Credit Agreement.  Section 2.16 of the Credit Agreement is hereby amended by: (a) deleting the reference to “Senior Subordinated Notes Indenture” contained therein and replacing it with the following: “2003 Senior Subordinated Notes Indenture;” and (b) inserting the following new language at the end thereof:

“and, simultaneously with the incurrence of any other Senior Subordinated Debt permitted hereunder, the Borrowers shall take any and all actions necessary to designate the Obligations as “designated senior debt” (or the equivalent term) under (and as defined in) the applicable Senior Subordinated Debt Document”.

8.             Amendment to Section 5.04 (Use of Proceeds) of the Credit Agreement.  Section 5.04 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end of the first sentence thereof:

“(including Sub Debt Repayments (to the extent permitted under Sections 7.14 and 7.16) or payments of the Obligations)”.

9.             Amendment to Section 5.22 (Obligations Constitute Senior Debt) of the Credit Agreement.  Section 5.22 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting in lieu thereof the following:

“(i) are and will continue to be “Senior Debt” and “Designated Senior Debt” (or substantively equivalent terms) under and as defined in the 2003 Senior Subordinated Notes Indenture and the Senior Subordinated Debt Documents governing any other Senior Subordinated Debt incurred by the Borrowers from time to time in accordance with the terms of Section 7.03(k).”

10.          Amendment to Section 7.02 (Investments) of the Credit Agreement.  Section 7.02 of the Credit Agreement is hereby amended by inserting the following new clause (m) at the end thereof (and the word “and” is deleted from the end of clause (k) thereof and is inserted at the end of clause (l) thereof):

“(m) Investments in connection with (i) the acquisition of and Subdebt Repayment of the Senior Subordinated Notes (solely to the extent permitted under Sections 7.14 and 7.16) and (ii) the acquisition of and payments with respect to the Second Lien Notes, in each case whether or not in connection with a tender offer, so long as any notes that have been acquired by a Borrower (in any manner) are terminated, retired or otherwise satisfied in accordance with the terms of the applicable Senior Subordinated Notes Indenture or the Second Lien Notes Indenture, as applicable, substantially contemporaneously with the consummation of such acquisition.”

11.          Amendment to Section 7.03(k) (Indebtedness) of the Credit Agreement.  Section 7.03(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(k) (i) the Senior Subordinated Debt evidenced by the 2003 Senior Subordinated Notes and (ii) any additional Senior Subordinated Debt, so long as (A) the aggregate outstanding principal amount of all Senior Subordinated Debt under subclauses (i) and (ii) shall not at any time exceed $350,000,000 and (B) any Senior Subordinated Debt issued by the Borrowers (other than the 2003 Senior Subordinated Notes) shall (1) bear interest at a rate not in excess of the then applicable market interest rate, (2) have a final maturity date that is not earlier than the final maturity date of the 2003 Senior Subordinated Notes, (3) include terms of subordination no less favorable to the Lenders than the subordination terms contained in the 2003 Senior Subordinated Notes Documents, and (4) contain other terms, taken as a whole, that shall not be less favorable to the Lenders than those contained  in the 2003 Senior Subordinated Notes Documents as reasonably determined by the Administrative Agent; provided, that, if in connection with the refinancing of any tranche of Senior Subordinated Notes from the proceeds of an issuance of Senior Subordinated Debt permitted under Section 7.16(d)(iii) (a “Sub Debt Refinancing”), and subject in all events to Section 7.14, certain of the outstanding existing Senior Subordinated Notes in such tranche are not tendered to, discharged by or otherwise satisfied by, the Borrowers substantially simultaneously with (and, in any event within one (1) Business Day after) the issuance of such new Senior Subordinated Debt, as contemplated by the Borrowers in such Sub Debt Refinancing (the aggregate outstanding principal amount of such existing Senior Subordinated Notes not so tendered, discharged or satisfied, the “Interim Sub Debt”):

(A) the Borrowers may elect to designate all or any portion of such Interim Sub Debt as “Excluded Interim Sub Debt” for purposes of Section 7.11(b) so long as the Deposit Conditions (defined below) are met (and continue to be met) with respect to such Interim Sub Debt (and in the event that any of the Deposit Conditions cease to be met on any date, including that such Interim Sub Debt is outstanding for more than ninety (90) days, such Interim Sub Debt shall no longer be excluded from the covenants under Section 7.11(b) as of such date and shall no longer constitute Excluded Interim Sub Debt); and

(B) the aggregate outstanding principal amount of the Senior Subordinated Debt (including all Interim Sub Debt) may exceed $350,000,000 so long as (w) the aggregate outstanding principal amount of the Senior Subordinated Debt (including all Interim Sub Debt) may not exceed $400,000,000 (any amount of Senior Subordinated Debt in excess of $350,000,000, the “Excess Interim Sub Debt”), and (x) the Deposit Conditions are met with respect to such Excess Interim Sub Debt.  Any Excess Interim Sub Debt shall be included within the calculation of “Excluded Interim Sub Debt” for purposes of Section 7.11(b) for so long as the Deposit Conditions (defined below) are met (and continue to be met) with respect to such Excess Interim Sub Debt (and in the event that any of the Deposit Conditions cease to be met on any date, including that such Excess Interim Sub Debt is outstanding for more than ninety (90) days, such Excess Interim Sub Debt shall no longer be permitted Indebtedness under this Section 7.03(k)).

The “Deposit Conditions” shall mean, with respect to any Excluded Interim Sub Debt, the satisfaction (and continued satisfaction) of each of the following conditions with respect to such Indebtedness: (x) Net Cash Proceeds of the related new issuance of Senior Subordinated Debt in an amount equal to such Excluded Interim Sub Debt is deposited by the Borrowers with the Administrative Agent and maintained in a blocked deposit account at Bank of America pending the redemption, repayment, discharge or other satisfaction thereof and such deposit account is pledged to the Administrative Agent for the benefit of the Lenders to secure the Obligations (it being acknowledged that such funds shall be released in connection with the redemption, repayment, discharge or other satisfaction of such Excluded Interim Sub Debt in a manner that does not violate the terms of the Senior Subordinated Debt Documents governing such Excluded Interim Sub Debt); (y) the Borrowers shall commence the redemption, repayment, discharge or other satisfaction of such Excluded Interim Sub Debt in a manner that does not violate the terms of the Senior Subordinated Debt Documents governing such Excluded Interim Sub Debt (subject to any contractual notice periods required therein) within five (5) Business Days following the consummation of the applicable Sub Debt Refinancing resulting in such Excluded Interim Sub Debt; and (z) such Excluded Interim Sub Debt is in fact redeemed, repaid, discharged or otherwise satisfied as soon as practicable under the Senior Subordinated Debt Documents governing such Excluded Interim Sub Debt and, in any event, within ninety (90) days following the consummation of the related issuance of Senior Subordinated Debt that resulted in such Excluded Interim Sub Debt;

The failure of any of the foregoing conditions to be met at any time with respect to any Interim Sub Debt shall cause such Interim Sub Debt to cease to be Excluded Interim Sub Debt; and

In connection with the issuance of any new Senior Subordinated Debt (including any Sub Debt Refinancing), the Borrowers hereby agree to provide the Administrative Agent with all consents and other documentation as the Administrative Agent shall reasonably require.”

12.          Amendments to Section 7.04(b) (Dispositions of Assets) of the Credit Agreement.  Section 7.04(b) is hereby amended as follows:

(i)            Inserting the language “of any Subsidiaries of the Parent” immediately following the reference therein to “Equity Interests.”

(ii)           Inserting the language “(other than an Excluded Asset Disposition which shall be deemed to be permitted by this Section 7.04(b))” directly following the reference therein to “any disposition of assets.”

(iii)          Amending the language “in each case for fair and reasonable value, as determined” to read in its entirety as follows:

“in each case for fair and reasonable value, which shall, solely in connection with a sale or transfer of assets (or a series of related sales or transfers) after the date hereof having a fair market value in excess of $5,000,000, be determined to be fair and reasonable”

(iv)          Deleting the last sentence thereof in its entirety.

13.          Amendment to Section 7.10 (Use of Proceeds) of the Credit Agreement.  Section 7.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“None of the Borrowers shall use the proceeds of any Credit Extension, whether directly or indirectly, to make any payment of Senior Subordinated Notes at any time except as expressly permitted under Section 7.16(d)(iv).”

14.          Amendment to Section 7.11(b) (Maximum Consolidated Total Funded Debt to Consolidated EBITDA) of the Credit Agreement.  Section 7.11(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, solely for the purposes of calculating Consolidated Total Funded Debt to Consolidated EBITDA pursuant to this Section 7.11(b), Excluded Interim Sub Debt shall not be included in Consolidated Total Funded Debt during any period in which (and for so long as) such Excluded Interim Sub Debt is properly designated as such under and in accordance with Section 7.03(k).”

15.                               Amendment to Section 7.13 (No Other Senior Debt) of the Credit Agreement.  Section 7.13 of the Credit Agreement is hereby deleted its entirety and replaced in its entirety with the following:

“7.13                  No Other Senior Debt.  Except for the Second Lien Notes, none of the Borrowers or the Non-Borrower Subsidiaries (a) have designated, or will designate, any Indebtedness of the Borrowers or the Non-Borrower Subsidiaries as “Designated Senior Debt” (or any substantively equivalent term) for purposes of (and as defined in) the 2003 Senior Subordinated Notes Indenture or any other Senior Subordinated Debt Documents, other than the Obligations and (b) have “Senior Debt” (or any substantively equivalent term) as such term is defined in the 2003 Senior Subordinated Notes Indenture or any other Senior Subordinated Debt Documents other than the Obligations and any Indebtedness permitted under Section 7.03 which ranks pari passu (other than by virtue of any lien subordination) with the Obligations.”

16.                               Amendment to Section 7.16 (Prepayments of Certain Obligations; Modifications of Subordinated Debt) of the Credit Agreement.  Section 7.16 is hereby amended to read in its entirety as set forth below:

“7.16                     Prepayments of Certain Obligations; Modifications of Subordinated Debt.  None of the Borrowers or the Non-Borrower Subsidiaries shall, directly or indirectly: (a) amend, supplement or otherwise modify the terms of any Subordinated Debt; provided, that the Borrowers may amend, supplement or otherwise modify the terms of any Seller Subordinated Debt with the consent of the Administrative Agent if, in the judgment of the Administrative Agent, such amendments, supplements or modifications do not adversely affect the rights of the Lenders; and provided, further, that, with the prior consent of the Administrative Agent, such consent not to be unreasonably withheld, the Borrowers may amend any Senior Subordinated Notes Document to eliminate covenants or otherwise make such instruments less restrictive on the Borrowers, (b) prepay, redeem or repurchase or issue any notice or offer of redemption with respect to, elect to make, or effect, a defeasance with respect to, or take any other action which would require the Borrowers or any of their Subsidiaries to, prepay, redeem or repurchase any of the Subordinated Debt (other than Senior Subordinated Debt to the extent expressly permitted under clause (d) below), (c) make any payments with respect to any Seller Subordinated Debt other than scheduled payments of principal and interest as and to the extent permitted under the applicable Subordination Agreements, provided that no Default or Event of Default shall have occurred or be continuing on the date of such payment, nor would be created by the making of such payment, or (d) subject in all cases to Section 7.14, make any payments with respect to any Senior Subordinated Debt other than (i) scheduled payments of interest as and to the extent permitted under the Senior Subordinated Notes Indenture, (ii) subject to the prior compliance with the mandatory prepayments required by Section 2.05(b)(iii), Sub Debt Repayments of principal, interest, premium (including, in the case of an open market repurchase (whether or not pursuant to a tender offer), premium above the rate specified in the related indenture as applicable to optional redemptions) and related costs and expenses made from the Net Cash Proceeds of the sale or issuance by any Borrower or any Non-Borrower Subsidiary of any of its Equity Interests after the Closing Date, (iii) payments in connection with any refinancing or replacement of the Senior Subordinated Notes otherwise permitted hereunder, it being acknowledged that the term “payment” as used in this clause (iii) and the proviso at the end of this Section 7.16 means and includes any payment of principal, interest, premium (including, in the case of an open market repurchase (whether or not pursuant to a tender offer), premium above the rate specified in the related indenture as applicable to optional redemptions) and related costs and expenses, whether directly or by way of redemption, tender offer or other Sub Debt Repayment (in all cases subject to the other terms of this Agreement) and/or (iv) Sub Debt Repayments of principal, interest, premium (including, in the case of an open market repurchase (whether or not pursuant to a tender offer), premium above the rate specified in the related indenture as applicable to optional redemptions) and related costs and expenses made from Credit Extensions hereunder in an aggregate amount not to exceed $50,000,000 during the term of this Agreement so long as the following are satisfied with respect to any Sub Debt Repayments under this subclause (iv): (w) both before and after giving effect to such Sub Debt Repayment, no Default has occurred and is continuing or would result therefrom, (x) both before and immediately after giving effect to such Sub Debt Repayment, the ratio of Consolidated Senior Fund Debt to Consolidated EBITDA is less than or equal to 3.15:1.00; (y) immediately after giving effect to the proposed Sub Debt Repayment, the ratio of Consolidated Senior Funded Debt to Consolidated EBITDA is at least 0.50 lower than the level otherwise required under Section 7.11(c) at the applicable time of reference; and (z) both before and immediately after giving effect to the drawdown of the proceeds of any Credit Extension made in order to fund such Sub Debt Repayment, the Borrowers have at least $50,000,000 in unused Aggregate Commitments, provided, in each case under this clause (d), that no Default or Event of Default shall have occurred or be continuing on the date of such payment, nor would be created by the making of such payment.”

17.                               Amendment Fee.  The Borrowers hereby promise to pay to each existing Lender which consents to this First Amendment on or before the Amendment Date, in consideration of each such Lender entering into this First Amendment, a fee in an amount equal to five (5) basis points on the aggregate of such consenting Lender’s Commitment and its outstanding amount of the Term B Loan (the “Amendment Fees”).  The Amendment Fees shall be fully-earned as of the Amendment Date (as herein defined) and shall be non-refundable.

18.                               No Waiver.  Except as a result of the amendments set forth in Sections 2 through 14 of this First Amendment, nothing contained herein shall be deemed to (i) constitute a waiver of any Default that may heretofore have occurred and be continuing or shall hereafter occur or to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

19.                               Conditions to Effectiveness.

(a)  This First Amendment shall become effective as of the date (the “Amendment Date”) when each of the following conditions is met:

(1)                                  receipt by the Administrative Agent of this First Amendment duly and properly authorized, executed and delivered by the Borrowers and the Required Lenders;

(2)                                  receipt by the Administrative Agent, for the benefit of the consenting Lenders, of the Amendment Fees required in Section 16 above;

(4)                                  payment of all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with the preparation and negotiation of this First Amendment;

(5)                                  [Reserved.]

(6)                                  receipt by the Administrative Agent of a certificate dated as of the Amendment Date signed by a Responsible Officer of the Parent certifying that before and after giving effect to the First Amendment, no default under the Senior Subordinated Debt Documents or Second Lien Notes Documents has occurred and is continuing or would result after giving effect to the execution, delivery and performance of this First Amendment and that each of the amendments (and the consummation of the transactions contemplated by the amendments) is permitted under the terms of the Senior Subordinated Debt Documents and the Second Lien Notes Documents and that no consents under any of such documents and agreements is necessary or required pursuant to the terms thereof in connection with this First Amendment or the consummation of the transactions contemplated hereby.

20.                               Representations and Warranties.  The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)                                  The execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate (or other) proceedings.  The execution, delivery and performance of this First Amendment and the transactions contemplated hereby (i) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (ii) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other company or partnership documents) of the Borrowers or any agreement or other instrument binding upon the Borrowers, including, without limitation, the Senior Subordinated Debt Documents and the Second Lien Notes Documents.

(b)                                 The execution, delivery and performance of this First Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)                                  The execution, delivery and performance by the Borrowers of this First Amendment do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained or to be obtained in connection with such transactions, if any.  The Borrowers hereby agree to provide the Administrative Agent with duly executed copies of any such approvals required in connection with the consummation of any transaction contemplated by this First Amendment prior to the Borrowers’ consummation of any such transaction and the Borrowers shall not consummate any such transaction without first obtaining all necessary consents thereto.

(e)                                  The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by the First Amendment) and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect.  For purposes of this Section 19(e), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.04(a) of the Credit Agreement.

(f)                                    After giving effect to this First Amendment, no Default under (and as defined in) the Credit Agreement has occurred and is continuing.

21.                               Ratification, etc.  Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

22.                               GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

23.                               Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy shall be as effective as delivery of an original executed counterpart of this First Amendment.

IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By:	/s/ John Casella
Name:	John Casella
Title:	Chairman and Chief Executive Officer

ATLANTIC COAST FIBERS, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
FAIRFIELD COUNTY RECYCLING, LLC
FCR CAMDEN, LLC
FCR FLORIDA, LLC
FCR GREENSBORO, LLC
FCR GREENVILLE, LLC
FCR MORRIS, LLC
FCR REDEMPTION, LLC
FCR TENNESSEE, LLC
FCR, LLC
K-C INTERNATIONAL, LTD.
KTI BIO FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
PERC, INC.
RESOURCE RECOVERY SYSTEMS, LLC
RESOURCE TRANSFER SERVICES, INC.
RESOURCE WASTE SYSTEMS, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
U.S. FIBER, LLC

By:	/s/ John Casella
Name: John Casella
Title: President and Secretary

ALL CYCLE WASTE, INC.
B. AND C. SANITATION CORPORATION
BRISTOL WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
CASELLA ALBANY RENEWABLES, LLC
CASELLA MAJOR ACCOUNT SERVICES, LLC
CASELLA RECYCLING, LLC
CASELLA RENEWABLE SYSTEMS, LLC
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT, INC.
CASELLA WASTE SERVICES OF ONTARIO LLC
CHEMUNG LANDFILL LLC
COLEBROOK LANDFILL LLC
FOREST ACQUISITIONS, INC.
GRASSLANDS INC.
HAKES C&D DISPOSAL, INC.
HARDWICK LANDFILL, INC.
HIRAM HOLLOW REGENERATION CORP.
LEWISTON LANDFILL LLC
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
PINE TREE WASTE, INC.
SCHULTZ LANDFILL, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
TRILOGY GLASS LLC
WASTE-STREAM INC.
WINTERS BROTHERS, INC.

By:	/s/ John Casella
Name: John Casella
Title: Vice President and Secretary

BLUE MOUNTAIN RECYCLING, LLC

By: FCR, LLC, its sole manager

By:	/s/ John Casella
	Name:	John Casella
	Title:	President and Secretary

CWM ALL WASTE LLC

By:	/s/ John Casella
	Name:	John Casella
	Title:	President and Secretary

GROUNDCO LLC

By:	/s/ John Casella
	Name:	John Casella
	Title:	Vice President and Secretary

THE HYLAND FACILITY ASSOCIATES

By:	/s/ John Casella
	Name:	John Casella
	Title:	President and Secretary — Casella Waste Management of N.Y., Inc. (90% owner)

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

By:	KTI Environmental Group, Inc., its general partner

	By:	/s/ John Casella
	Name:	John Casella
	Title:	President and Secretary

NEWS OF WORCESTER LLC

By:	Casella Waste Systems, Inc., its sole member

By:	/s/ John Casella
	Name:	John Casella
	Title:	Chairman and Chief Executive Officer

NEWSME LANDFILL OPERATIONS LLC

By:	/s/ John Casella
	Name:	John Casella
	Title:	Vice President and Secretary

PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP

By:	PERC, Inc., general partner

	By:	/s/ John Casella
	Name:	John Casella
	Title:	President and Secretary

TEMPLETON LANDFILL LLC

By:	/s/ John Casella
	Name:	John Casella
	Title:	President and Secretary

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

BANK OF AMERICA, N.A.,
as a Term B Lender

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

COMERICA BANK, as a
Revolving Lender

By:	/s/ Christopher Morley
	Name:	Christopher Morley
	Title:	Corporate Banking Officer

Crédit Agricole Corporate & Investment Bank, as a
Revolving Lender

By:	/s/ Pamela Donnelly
	Name:	Pamela Donnelly
	Title:	Managing Director

By:	/s/ Yuri Muzichenko
	Name:	Yuri Muzichenko
	Title:	Director

JPMorgan Chase Bank, NA, as a
Revolving Lender

By:	/s/ Scott A. McNamara
	Name:	Scott A. McNamara
	Title:	Vice President

TD Bank, N.A. as a
Revolving Lender

By:	/s/ E. Kirke Hart
	Name:	E. Kirke Hart
	Title:	Senior Vice President

TD Bank, N.A.,
as a Term B Lender

By:	/s/ E. Kirke Hart
	Name:	E. Kirke Hart
	Title:	Senior Vice President

Ariel Reinsurance Company Ltd.

BlackRock Senior High Income Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Defined Opportunity Credit Trust

BlackRock Limited Duration Income Trust

BlackRock Senior Income Series

BlackRock Senior Income Series II

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited

BlackRock Debt Strategies Fund, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Global Investment Series: Income Strategies Portfolio

Master Senior Floating Rate LLC

Missouri State Employees’ Retirement System

BlackRock Senior Floating Rate Portfolio

Senior Loan Portfolio

as a Term B Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

CIFC Funding 2006-II, Ltd.
as a Term B Lender

By: Commercial Industrial Finance Corp., its Collateral Manager

By:	/s/ Robert C. Milton, III
Name: Robert C. Milton, III
Title: Secretary

CIFC Funding 2007-II, Ltd.
as a Term B Lender

By: Commercial Industrial Finance Corp., its Collateral Manager

By:	/s/ Robert C. Milton, III
Name: Robert C. Milton, III
Title: Secretary

CIFC Funding 2007-III, Ltd.
as a Term B Lender

By: Commercial Industrial Finance Corp., its Collateral Manager

By:	/s/ Robert C. Milton, III
Name: Robert C. Milton, III
Title: Secretary

Cratos CLO I Ltd.
as a Term B Lender
By: Cratos CDO Management, LLC
As Attorney-in-Fact
By: Cratos Capital Partners, LLC

By:	/s/ Ronald Banks
Name: Ronald Banks
Title: Managing Director

Ballyrock CLO 2006-1 Limited, By:
Ballyrock Investment Advisors LLC,
as Collateral Manager,
as a Term B Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO III Limited, By:
Ballyrock Investment Advisors LLC,
as Collateral Manager,
as a Term B Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Fidelity Advisor Series I: Fidelity Advisor
Floating Rate High Income Fund,
as a Term B Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

Fidelity Central Investment Portfolios LLC; Fidelity Floating Rate Central
Investment Portfolio,
as a Term B Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

Franklin Floating Rate Daily Access Fund,
as a Term B Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Franklin Floating Rate Master Series,
as a Term B Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Franklin Templeton Series II Funds
Franklin Floating Rate II Fund,
as a Term B Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Franklin CLO V, Limited,
as a Term B Lender

By:	/s/ David Ardini
	Name:	David Ardini, Franklin Advisers, Inc. as
Collateral Manager
	Title:	Vice President

Blue Shield of California,
as a Term B Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Ballyrock CLO 2006-2 Limited, By:
Ballyrock Investment Advisors LLC,
as Collateral Manager,
as a Term B Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

Goldman Sachs Asset Management CLO, Public Limited Company

By: Goldman Sachs Asset Manager, L.P., as Manager,

as a Term B Lender

By:	/s/ Sandra L. Stullberger
	Name:	Sandra L. Stullberger
	Title:	Authorized Signatory

Grand Horn CLO Ltd.
By: Seix Investment Advisors LLC, as
Collateral Manager

Mountain View Funding CLO 2006-I Ltd.
By: Seix Investment Advisors LLC, as
Collateral Manager

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as
Collateral Manager

as Term B Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Max Bermuda Ltd., as a Term B Lender

By: Wellington Management Company, LLP,
as investment adviser

By:	/s/ Robert J. Toner
Robert J. Toner
Vice President & Counsel

Rosedale CLO II Ltd.
By: Princeton Advisory Group, Inc.
the Collateral Manager,
as a Term B Lender

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Analyst

Rosedale CLO Ltd.
By: Princeton Advisory Group, Inc.
the Collateral Manager,
as a Term B Lender

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Analyst